UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-00216

Nicholas High Income Fund, Inc.

(Exact Name of Registrant as specified in charter)

700 North Water Street, Milwaukee, Wisconsin 53202

(Address of Principal Executive Offices)          (Zip Code)

Jeffrey T. May, Senior Vice President, Secretary and Treasurer

700 North Water Street

Milwaukee, Wisconsin 53202

(Name and Address of Agent for Service)

Registrant's telephone number, including area code: 414-272-4650

Date of fiscal year end: 12/31/2010

Date of reporting period: 06/30/2010

Item 1. Report to Stockholders.

                                 SEMIANNUAL REPORT

                                   June 30, 2010

                          NICHOLAS HIGH INCOME FUND, INC.
                               700 North Water Street
                             Milwaukee, Wisconsin 53202
                               www.nicholasfunds.com

August 2010

Report to Fellow Shareholders:

Overview

Nicholas High Income Fund - Class I ("Fund") realized a net return of 2.98% for the six-months ended June 30, 2010. This compared to a gross return of 4.71% for the Bank of America Merrill Lynch ("BAML") U.S. High Yield Master II Constrained Index over the same period. The high yield corporate bond market posted solid performance during the first six months of 2010 on the heels of the most impressive one-year return in history, 57.5% for the 12-month period ended December 31, 2009, as represented by the BAML U.S. High Yield Master II Index. 2009's return exceeded the previous best annual high yield performance, 39% recorded in 1991, by a healthy 18.5%. Expectations are often for the market to incur heavier selling in the period immediately following such robust returns, but other than a 3.51% pullback in May 2010, the high yield market continued to produce positive monthly returns for the six-month period ending June 30th.   Attributes of the high yield market that are holding investors’ attention and money include attractive nominal yields compared to other bond investments and yield spreads that are closer to historical averages than overpriced valuations. Recent economic data appears to suggest that the U.S. economy may be locked into a low interest rate environment for the foreseeable future, which should continue to attract investors to the high yield market.

Returns during the six-month period just ended were highest in the higher quality and distressed bond categories. Many investors rotated into the BB-rated sector, which lagged in 2009, and offered better relative value as the Treasury market experienced a significant rally as interest rates dropped across the curve. Generally the highest quality sector in the high yield universe, BB-rated bonds, tends to have a greater correlation to interest rate moves than the lower quality issues. As we anticipate the economy struggling to gain its footing and yields continuing to decline in 2010, we would expect investors to favor higher yielding bonds for the balance of the year.

Our expectations are that as the economy continues to grow, albeit at a modest pace, corporate earnings should improve incrementally and the default rate will moderate. All of this against a backdrop of low interest rates encourages investors to seek out higher yields and greater potential returns in the high yield corporate bond market, leading to the potential for positive returns for the remainder of 2010.

Portfolio Review

For the six-month period ended June 30, 2010, the Fund lagged its market benchmark primarily due to two factors; a significant underweight in the financial sector and the cash position, which was close to its normal 2 to 5% average. The Fund's underweight in the financial sector is a residual result of its investment style and tendency to underweight this sector. Issuers that occupy some of the top positions by market weight in the high yield universe, per Barclays Capital, include American International Group, Ally Financial (GMAC) and CIT Group. Outside of CIT Group, we did not have any meaningful exposure to financials.

The Fund's long-term strategy is based on a process that seeks to identify value opportunities in out-of-favor or poorly followed securities of financially sound companies. Opportunities tend to arise over time in the securities of companies that fall temporarily out-of-favor due to specific company or industry issues that may taint the issuers. Often times these companies are in a period of transition or restructuring where market sentiment is overly harsh or negative resulting in an undervalued situation. We are keenly aware that a cheap price alone does not guarantee a good investment; therefore, we seek to identify a catalyst we believe will allow the company and its securities to regain favor and be rewarded with higher valuations. We believe that investing in securities trading below their fair values due to non-fundamental short-term issues, emotion or misunderstanding offers significant long-term potential returns.

We will remain disciplined in our approach to investing in high yield bonds that we believe are undervalued, and also reduce positions we feel the market has pushed to excessive valuations or where fundamentals have changed.

Returns for Nicholas High Income Fund, Inc. - Class I and selected indices are provided in the chart below for the periods ended June 30, 2010. The Fund and Morningstar performance data is net of fees, while the BAML Indices are gross of fees.

		Average Annual Total Return
	6 Month	1 Year	3 Year	5 Year	10 Year
Nicholas High Income Fund, Inc. - Class I	2.98%	18.22%	2.38%	4.24%	3.88%
BAML U.S. High Yield Master II Constrained Index	4.71%	27.46%	6.73%	7.17%	7.27%
BAML U.S. High Yield BB/B Bond Index	4.61%	21.76%	5.33%	6.13%	6.44%
Morningstar High Yield Bond Funds Category	3.67%	23.95%	3.32%	5.00%	5.27%
Ending value of $10,000 invested in Nicholas High Income Fund, Inc. - Class I	$10,298	$11,822	$10,732	$12,305	$14,630
Fund's Class I Expense Ratio: 0.73%

The Fund's expense ratios for the period ended June 30, 2010 can be found in the financial highlights included within this report.

Performance data quoted represents past performance and is no guarantee of future results. The investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Current performance of the Fund may be lower or higher than the performance quoted. Performance data current to the most recent month-end may be obtained by visiting www.nicholasfunds.com/returns.html.

The ending values above illustrate the performance of a hypothetical $10,000 investment made in the Fund over the timeframes listed. Assumes reinvestment of dividends and capital gains, but does not reflect the effect of any applicable sales charge or redemption fees. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. These figures do not imply any future performance.

Class N of the Fund commenced operations on February 28, 2005. The annual returns shown for the Class I shares for this Fund would be substantially similar to the Class N because both classes of shares are invested in the same portfolio of securities. Annual returns will differ only to the extent that the classes do not have the same expenses. Specifically, the performance shown for the Class I shares does not reflect the 0.25% 12b-1 fee or 0.10% servicing fee that is charged to Class N shares.

Thank you for your continued investment in the Nicholas High Income Fund.

Regards,

/s/ Lawrence J. Pavelec

Senior Vice President

Portfolio Manager

The information above represents the opinions of the Fund manager, is subject to change, and any forecasts made cannot be guaranteed.

Mutual fund investing involves risk. Principal loss is possible. Investments in debt securities typically decrease in value when interest rates rise. This risk is usually greater for longer-term debt securities. Investment by the Fund in lower-rated and non-rated securities presents a greater risk of loss to principal and interest than higher-rated securities.

Please refer to the schedule of investments in the report for complete Fund holdings information. Fund holdings and sector allocations are subject to change and should not be considered a recommendation to buy or sell any security.

Current and future portfolio holdings are subject to risk.

Index Definitions - You cannot invest directly in an index.

The Bank of America Merrill Lynch High Yield Master II Index is a market value-weighted index of all domestic and yankee high-yield bonds, including deferred interest bonds and payment-in-kind securities. Issues included in the index have maturities of one year or more and have a credit rating lower than BBB-/Baa3, but are not in default. The Bank of America Merrill Lynch U.S. High Yield Master II Constrained Index limits any individual issuer to a maximum of 2% benchmark exposure.

The Bank of America Merrill Lynch U.S. High Yield Index tracks the performance of US dollar denominated below investment grade corporate debt publicly issued in the US domestic market. Qualifying securities must have at least one year remaining term to final maturity, a fixed coupon schedule and a minimum amount outstanding of $250 million.

The Bank of America Merrill Lynch U.S. High Yield BB/B Index is a subset of the Bank of America Merrill Lynch U.S. High Yield Index including all securities rated BB and B.

Each Morningstar Category average represents a universe of Funds with similar invest objectives.

Must be preceded or accompanied by a prospectus.

The Nicholas Funds are distributed by Quasar Distributors, LLC. (08/10)

Financial Highlights Class I (NCINX)
For a share outstanding throughout each period
-------------------------------------------------------------------------
                             Six Months
                               Ended                   Years Ended December 31,
                             06/30/2010    ---------------------------------------------
                             (unaudited)    2009      2008      2007      2006(1)   2005(1)
                             -----------   ------    ------    ------    ------    ------
NET ASSET VALUE,
 BEGINNING OF PERIOD .......    $9.09       $7.18    $10.18    $10.70    $10.50    $11.15
  INCOME (LOSS) FROM
  INVESTMENT OPERATIONS
   Net investment income ...      .37         .66       .71       .75       .75       .80
   Net gain (loss) on
    securities (realized
    and unrealized) ........     (.10)       1.91     (3.00)     (.52)      .20      (.65)
                                -----      ------    ------    ------    ------    ------
      Total from investment
       operations ..........      .27        2.57     (2.29)      .23       .95       .15
                                -----      ------    ------    ------    ------    ------
   LESS DISTRIBUTIONS
   From net investment
    income .................     (.18)       (.66)     (.71)     (.75)     (.75)     (.80)
                                -----      ------    ------    ------    ------    ------
NET ASSET VALUE, END
 OF PERIOD .................    $9.18       $9.09    $ 7.18    $10.18    $10.70(2) $10.50(2)
                                -----       -----    ------    ------    ------    ------
                                -----       -----    ------    ------    ------    ------

TOTAL RETURN ...............    2.98%(3)   36.42%  (23.26)%     2.13%     9.26%     1.38%

SUPPLEMENTAL DATA:
Net assets, end of
 period (millions) .........    $84.9       $88.6     $65.2     $91.9    $100.1    $101.9
Ratio of expenses to
 average net assets ........     .79%(4)     .73%      .77%      .72%      .71%      .69%
Ratio of net investment
 income to average
 net assets ................    7.82%(4)    8.12%     7.70%     6.97%     6.91%     7.06%
Portfolio turnover rate ....   83.80%(4)   88.33%    61.42%    59.14%    49.85%    59.29%

(1) Per share data for the periods presented reflect a reverse stock split of one share for every five shares outstanding effected January 29, 2007, except for net asset values referenced in footnote 2 of these Class I highlights.
(2) The net asset values reported at the original dates prior to the reverse stock split were $2.14 and $2.10 for the years ended December 31, 2006 and 2005, respectively.
(3) Not annualized.
(4) Annualized.

      The accompanying notes to financial statements are an integral part of these highlights.

Financial Highlights Class N (NNHIX)
For a share outstanding throughout each period
-----------------------------------------------------------------------------------
                             Six Months
                               Ended              Years Ended December 31,           Period from
                             06/30/2010    -------------------------------------    02/28/2005(1)(2)
                             (unaudited)    2009       2008      2007      2006(1)  to 12/31/2005
                             -----------   ------     ------    ------     ------   -------------
NET ASSET VALUE,
 BEGINNING OF PERIOD ........   $9.18       $7.24     $10.06    $10.60     $10.40         $11.20
  INCOME (LOSS) FROM
  INVESTMENT OPERATIONS
   Net investment income ....     .34         .63        .52       .71        .70            .75
   Net gain (loss) on
    securities (realized and
    unrealized) .............    (.09)       1.94      (2.82)     (.54)       .20           (.80)
                                -----       -----     ------    ------     ------         ------
      Total from investment
       operations ...........     .25        2.57      (2.30)      .17        .90           (.05)
                                -----       -----     ------    ------     ------         ------
   LESS DISTRIBUTIONS
   From net investment
    income ..................    (.15)       (.63)      (.52)     (.71)      (.70)          (.75)
                                -----       -----     ------    ------     ------         ------
NET ASSET VALUE, END
 OF PERIOD ..................   $9.28       $9.18     $ 7.24    $10.06     $10.60(3)      $10.40(3)
                                -----       -----     ------    ------     ------         ------
                                -----       -----     ------    ------     ------         ------

TOTAL RETURN ................   2.71%(4)   36.15%   (23.33)%     1.59%      9.04%         (.53)%(4)

SUPPLEMENTAL DATA:
Net assets, end of
 period (millions) ..........    $2.1       $16.2       $.09      $.13       $.13           $.05
Ratio of expenses to
 average net assets .........   1.09%(5)    1.06%      1.06%     1.07%      1.07%          1.04%(5)
Ratio of net investment
 income to average
 net assets .................   7.37%(5)    7.67%      6.72%     6.58%      6.59%          6.85%(5)
Portfolio turnover rate .....  83.80%(5)   88.33%     61.42%    59.14%     49.85%         59.29%

(1) Per share data for the periods presented reflect a reverse stock split of one share for every five shares outstanding effected January 29, 2007, except for net asset values referenced in footnote 3 of these Class N highlights.
(2) Commencement of operations.
(3) The net asset values reported at the original dates prior to the reverse stock split were $2.12 and $2.08 for the year ended December 31, 2006 and for the period ended December 31, 2005, respectively.
(4) Not annualized.
(5) Annualized.

      The accompanying notes to financial statements are an integral part of these highlights.

-------------------------------------------------------------------------------
Top Ten Portfolio Issuers
June 30, 2010 (unaudited)
-------------------------------------------------------------------------------
                                                                  Percentage
        Name                                                    of Net Assets
        ----                                                    -------------
        Sprint Nextel Corporation ..............................     3.19%
        Ford Motor Company .....................................     2.59%
        Great Lakes Dredge & Dock Company ......................     2.56%
        Denbury Resources Inc. .................................     2.38%
        Psychiatric Solutions, Inc. ............................     2.36%
        Pinnacle Foods Finance LLC .............................     2.34%
        Res-Care, Inc. .........................................     2.26%
        MGM Resorts International ..............................     2.10%
        Level 3 Communications, Inc. ...........................     2.07%
        ManTech International Corporation ......................     2.03%
                                                                    ------
        Total of top ten .......................................    23.88%
                                                                    ------
                                                                    ------

-------------------------------------------------------------------------------
Sector Diversification (As a Percentage of Portfolio)
June 30, 2010 (unaudited)
-------------------------------------------------------------------------------
        BAR CHART PLOT POINTS
        Telecommunications ........................................    13.49%
        Energy ....................................................    12.86%
        Capital Goods .............................................     9.79%
        Services ..................................................     8.87%
        Healthcare ................................................     8.70%
        Consumer Cyclical .........................................     7.15%
        Consumer Non-Cyclical .....................................     6.82%
        Short-Term Investments ....................................     5.63%
        Basic Industry ............................................     5.36%
        Media .....................................................     4.96%
        Automotive ................................................     4.51%
        Financials ................................................     3.92%
        Technology & Electronics ..................................     3.66%
        Utility ...................................................     2.68%
        Banking ...................................................     0.79%
        Real Estate ...............................................     0.66%
        Other .....................................................     0.15%

-------------------------------------------------------------------------------
Fund Expenses
For the six month period ended June 30, 2010 (unaudited)
-------------------------------------------------------------------------------
As a shareholder of the Fund, you incur two types of costs: (1) transaction costs and (2) ongoing costs, including management fees and other operating expenses.  The following table is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with those of other mutual funds.
The example is based on an investment of $1,000 made at the beginning of the period and held for the entire period.
The first line of the table below for each share class of the Fund provides information about the actual account values and actual expenses.  You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period.  Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000
= 8.6), then multiply the result by the number in the first line under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.
The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratios for each class of the Fund and an assumed rate of return of 5% per year before expenses, which are not the Fund's actual returns.  The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.  You may use this information to compare the ongoing costs of investing in the Fund with other funds.  To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.
Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as wire fees.  Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds.  In addition, if these transactional costs were included, your costs would have been higher.
Class I
                      Beginning          Ending             Expenses
                       Account          Account            Paid During
                        Value            Value               Period*
                       12/31/09         06/30/10       01/01/10 - 06/30/10
        ------------------------------------------------------------------
        Actual        $1,000.00         $1,029.80              $3.91
        Hypothetical   1,000.00          1,021.15               3.89
        (5% return before expenses)
        * Expenses are equal to the Class I six-month annualized expense ratio of 0.79%, multiplied by the average account value over the period, multiplied by 178 then divided by 365 to reflect the one-half year period.

Class N
                      Beginning          Ending             Expenses
                       Account          Account            Paid During
                        Value            Value               Period**
                       12/31/09         06/30/10       01/01/10 - 06/30/10
        ------------------------------------------------------------------
        Actual        $1,000.00         $1,027.10              $5.39
        Hypothetical   1,000.00          1,019.68               5.37
        (5% return before expenses)
        ** Expenses are equal to the Class N six-month annualized expense ratio of 1.09%, multiplied by the average account value over the period, multiplied by 178 then divided by 365 to reflect the one-half year period.

Schedule of Investments
June 30, 2010 (unaudited)
-------------------------------------------------------------------------------
 Shares or
 Principal
  Amount                                                                                          Value
-----------                                                                                    ----------
NON-CONVERTIBLE BONDS - 92.31%
              Automotive - Auto Loans - 2.59%
 $1,500,000   Ford Motor Credit Company LLC 12.00%, 05/15/15                                   $ 1,736,401
    500,000   Ford Motor Credit Company LLC 8.70%, 10/01/14                                        521,095
                                                                                               -----------
                                                                                                 2,257,496
                                                                                               -----------
              Automotive - Auto Parts & Equipment - 1.84%
    500,000   American Axle & Manufacturing Holdings, Inc.
               144A restricted, 9.25%, 01/15/17                                                    515,000
  1,000,000   Goodyear Tire & Rubber Company (The) 10.50%, 05/15/16                              1,087,500
                                                                                               -----------
                                                                                                 1,602,500
                                                                                               -----------
              Banking - 0.78%
  1,000,000   BAC Capital Trust XIV
               Fixed to Floating Rate Securities 5.63%, 12/31/49(1)                                675,000
                                                                                               -----------
              Basic Industry - Chemicals - 1.11%
  1,000,000   Huntsman International LLC 7.875%, 11/15/14                                          965,000
                                                                                               -----------
              Basic Industry - Forestry & Paper - 3.02%
  1,000,000   Boise Paper Holdings, L.L.C. 144A restricted, 8.00%, 04/01/20                        997,500
  1,000,000   Cascades Inc. 7.75%, 12/15/17                                                        995,000
    126,000   Domtar Corporation 7.125%, 08/15/15                                                  132,300
    500,000   Potlatch Corporation 144A restricted, 7.50%, 11/01/19                                503,750
                                                                                               -----------
                                                                                                 2,628,550
                                                                                               -----------
              Basic Industry - Steel Producers & Products - 1.14%
    500,000   Steel Dynamics, Inc. 144A restricted, 7.625%, 03/15/20                               497,500
    500,000   United States Steel Corporation 7.375%, 04/01/20                                     494,375
                                                                                               -----------
                                                                                                   991,875
                                                                                               -----------
              Capital Goods - Aerospace & Defense - 2.03%
  1,750,000   ManTech International Corporation 144A restricted, 7.25%, 04/15/18                 1,767,500
                                                                                               -----------
              Capital Goods - Diversified - 3.63%
    500,000   Actuant Corporation 6.875%, 06/15/17                                                 487,500
    500,000   American Railcar Industries, Inc. 7.50%, 03/01/14                                    485,000
  1,000,000   Coleman Cable, Inc. 144A restricted, 9.00%, 02/15/18                                 955,000
    350,000   Mueller Water Products, Inc. 7.375%, 06/01/17                                        307,125
  1,000,000   Park-Ohio Industries, Inc. 8.375%, 11/15/14                                          925,000
                                                                                               -----------
                                                                                                 3,159,625
                                                                                               -----------
              Capital Goods - Machinery - 1.66%
  1,000,000   Baldor Electric Company 8.625%, 02/15/17                                           1,035,000
    405,000   Case Corporation 7.25%, 01/15/16                                                     406,012
                                                                                               -----------
                                                                                                 1,441,012
                                                                                               -----------
              Capital Goods - Packaging - 2.31%
    500,000   Berry Plastics Corporation 144A restricted, 9.50%, 05/15/18                          457,500
  1,500,000   Solo Cup Company 10.50%, 11/01/13                                                  1,550,625
                                                                                               -----------
                                                                                                 2,008,125
                                                                                               -----------
              Consumer Cyclical - Apparel and Textiles - 0.56%
    500,000   Levi Strauss & Co. 144A restricted, 7.625%, 05/15/20                                 490,000
                                                                                               -----------
              Consumer Cyclical - Food & Drug Retailer - 0.96%
  1,000,000   Great Atlantic & Pacific Tea Company, Inc. (The)
               144A restricted, 11.375%, 08/01/15                                                  832,500
                                                                                               -----------
              Consumer Cyclical - Household & Leisure Products - 0.29%
    225,000   Sealy Mattress Company 144A restricted, 10.875%, 04/15/16                            248,625
                                                                                               -----------
              Consumer Cyclical - Restaurants - 2.29%
    500,000   Denny's Holdings, Inc.  10.00%, 10/01/12                                             501,250
  1,000,000   NPC International, Inc. 9.50%, 05/01/14                                            1,000,000
    500,000   OSI Restaurant Partners, LLC 10.00%, 06/15/15                                        488,750
                                                                                               -----------
                                                                                                 1,990,000
                                                                                               -----------
              Consumer Cyclical - Specialty Retail - 2.93%
    500,000   Pantry, Inc. (The) 7.75%, 02/15/14                                                   482,500
  1,500,000   Sally Holdings LLC  9.25%, 11/15/14                                                1,556,250
    500,000   Toys "R" Us Property Company II, LLC
               144A restricted, 8.50%, 12/01/17                                                    512,500
                                                                                               -----------
                                                                                                 2,551,250
                                                                                               -----------
              Consumer Non-Cyclical - Beverage - 2.47%
    500,000   Constellation Brands, Inc. 8.375%, 12/15/14                                          532,500
  1,600,000   Cott Beverages Inc. 144A restricted, 8.375%, 11/15/17                              1,616,000
                                                                                               -----------
                                                                                                 2,148,500
                                                                                               -----------
              Consumer Non-Cyclical - Food-Wholesale - 2.34%
  2,000,000   Pinnacle Foods Finance LLC 9.25%, 04/01/15                                         2,040,000
                                                                                               -----------
              Consumer Non-Cyclical - Products - 1.89%
    350,000   Freedom Group, Inc. 144A restricted, 10.25%, 08/01/15                                364,000
    750,000   Libbey Glass Inc. 144A restricted, 10.00%, 02/15/15                                  776,250
    500,000   Visant Holding Corporation 8.75%, 12/01/13                                           505,000
                                                                                               -----------
                                                                                                 1,645,250
                                                                                               -----------
              Energy - Exploration & Production - 5.13%
  1,000,000   Denbury Resources Inc. 7.50%, 04/01/13                                             1,011,250
  1,000,000   Encore Acquisition Company 9.50%, 05/01/16                                         1,060,000
  1,000,000   SandRidge Energy, Inc. 144A restricted, 9.875%, 05/15/16                           1,015,000
    500,000   SandRidge Energy, Inc. 144A restricted, 8.00%, 06/01/18                              473,750
  1,000,000   Stone Energy Corporation 8.625%, 02/01/17                                            900,000
                                                                                               -----------
                                                                                                 4,460,000
                                                                                               -----------
              Energy - Gas-Distribution - 1.71%
  1,000,000   Inergy, L.P. 6.875%, 12/15/14                                                        985,000
    500,000   Suburban Propane Partners, L.P. 7.375%, 03/15/20                                     506,250
                                                                                               -----------
                                                                                                 1,491,250
                                                                                               -----------
              Energy - Oil Field Equipment & Services - 3.71%
    500,000   Allis-Chalmers Energy Inc. 8.50%, 03/01/17                                           432,500
  1,500,000   Helix Energy Solutions Group, Inc. 144A restricted, 9.50%, 01/15/16                1,380,000
    500,000   Hornbeck Offshore Services, Inc. 6.125%, 12/01/14                                    446,250
    500,000   Parker Drilling Company 144A restricted, 9.125%, 04/01/18                            475,000
    500,000   Pioneer Drilling Company 144A restricted, 9.875%, 03/15/18                           490,000
                                                                                               -----------
                                                                                                 3,223,750
                                                                                               -----------
              Energy - Oil Refining & Marketing - 2.10%
  1,000,000   Tesoro Corporation 6.50%, 06/01/17                                                   915,000
  1,000,000   Western Refining, Inc. 144A restricted, 11.25%, 06/15/17                             910,000
                                                                                               -----------
                                                                                                 1,825,000
                                                                                               -----------
              Financials - Consumer, Commercial & Lease Financing - 3.54%
  1,500,000   CIT Group Inc. 7.00%, 05/01/17                                                     1,350,000
  1,000,000   International Lease Finance Corporation
               144A restricted, 8.625%, 09/15/15                                                   947,500
  1,000,000   Nationstar Mortgage LLC 144A restricted, 10.875%, 04/01/15                           785,000
                                                                                               -----------
                                                                                                 3,082,500
                                                                                               -----------
              Healthcare - Health Facilities - 8.55%
    750,000   American Renal Holdings Inc. 144A restricted, 8.375%, 05/15/18                       742,500
    500,000   Apria Healthcare Group Inc. 144A restricted, 12.375%, 11/01/14                       533,750
  1,000,000   Apria Healthcare Group Inc. 144A restricted, 11.25%, 11/01/14                      1,065,000
    500,000   Biomet, Inc. 10.00%, 10/15/17                                                        537,500
    500,000   HealthSouth Corporation 10.75%, 06/15/16                                             540,000
    500,000   Psychiatric Solutions, Inc. 144A restricted, 7.75%, 07/15/15                         512,500
  1,500,000   Psychiatric Solutions, Inc. 7.75%, 07/15/15                                        1,537,500
  2,000,000   Res-Care, Inc. 7.75%, 10/15/13                                                     1,970,000
                                                                                               -----------
                                                                                                 7,438,750
                                                                                               -----------
              Media - Broadcast - 0.84%
    706,000   Salem Communications Corporation 9.625%, 12/15/16                                    727,180
                                                                                               -----------
              Media - Cable - 1.17%
  1,000,000   Cablevision Systems Corporation 144A restricted, 8.625%, 09/15/17                  1,020,000
                                                                                               -----------
              Media - Diversified - 1.75%
  1,500,000   Media General, Inc. 144A restricted, 11.75%, 02/15/17                              1,522,500
                                                                                               -----------
              Media - Printing & Publishing - 1.12%
    500,000   Deluxe Corporation  7.375%, 06/01/15                                                 496,250
    500,000   Scholastic Corporation 5.00%, 04/15/13                                               480,000
                                                                                               -----------
                                                                                                   976,250
                                                                                               -----------
              Real Estate - Real Estate Development & Management - 0.64%
    500,000   CB Richard Ellis Services, Inc. 11.625%, 06/15/17                                    560,000
                                                                                               -----------
              Services - Gaming - 2.68%
    500,000   MGM MIRAGE 144A restricted, 11.375%, 03/01/18                                        470,000
  1,250,000   MGM Resorts International 10.375%, 05/15/14                                        1,359,375
    500,000   Wynn Las Vegas, LLC 6.625%, 12/01/14                                                 501,250
                                                                                               -----------
                                                                                                 2,330,625
                                                                                               -----------
              Services - Railroads - 0.12%
    100,000   Kansas City Southern de Mexico, S.A. de C.V.
               144A restricted, 8.00%, 02/01/18                                                    103,500
                                                                                               -----------
              Services - Support & Services - 2.23%
    500,000   Altegrity, Inc. 144A restricted, 10.50%, 11/01/15                                    475,000
    530,000   GEO Group, Inc. (The) 144A restricted, 7.75%, 10/15/17                               533,975
  1,000,000   Mobile Mini, Inc. 6.875%, 05/01/15                                                   927,500
                                                                                               -----------
                                                                                                 1,936,475
                                                                                               -----------
              Services - Theaters & Entertainment - 1.13%
    500,000   AMC Entertainment Inc. 8.00%, 03/01/14                                               481,250
    500,000   AMC Entertainment Inc. 8.75%, 06/01/19                                               502,500
                                                                                               -----------
                                                                                                   983,750
                                                                                               -----------
              Services - Transportation Excluding Air & Rail - 2.56%
  2,250,000   Great Lakes Dredge & Dock Company 7.75%, 12/15/13                                  2,227,500
                                                                                               -----------
              Technology & Electronics - Electronics - 1.13%
  1,000,000   Eastman Kodak Company 144A restricted, 9.75%, 03/01/18                               985,000
                                                                                               -----------
              Technology & Electronics - Software & Services - 2.47%
  1,000,000   GXS Worldwide, Inc. 144A restricted, 9.75%, 06/15/15                                 955,000
    500,000   Syniverse Technologies Inc. 7.75%, 08/15/13                                          487,500
    625,000   Terremark Worldwide, Inc. 12.25%, 06/15/17                                           703,125
                                                                                               -----------
                                                                                                 2,145,625
                                                                                               -----------
              Telecommunications - Integrated & Services - 7.62%
  1,000,000   Global Crossing Ltd 144A restricted, 12.00%, 09/15/15                              1,060,000
    500,000   Intelsat Jackson Holdings, Ltd. 144A restricted, 8.50%, 11/01/19                     505,000
    500,000   Level 3 Financing, Inc. 10.00%, 02/01/18                                             442,500
  1,500,000   Level 3 Financing, Inc. 9.25%, 11/01/14                                            1,361,250
  1,500,000   PAETEC Holding Corp. 8.875%, 06/30/17                                              1,500,000
    250,000   PAETEC Holding Corp. 144A restricted, 8.875%, 06/30/17                               250,000
  1,500,000   Windstream Corporation 8.625%, 08/01/16                                            1,511,250
                                                                                               -----------
                                                                                                 6,630,000
                                                                                               -----------
              Telecommunications - Wireless - 5.64%
  1,000,000   Cricket Communications, Inc. 9.375%, 11/01/14                                      1,015,000
  1,000,000   Digicel Group Limited 144A restricted, 12.00%, 04/01/14                            1,117,500
  1,500,000   Nextel Communications, Inc. 7.375%, 08/01/15                                       1,425,000
  1,500,000   Sprint Nextel Corporation 6.00%, 12/01/16                                          1,346,250
                                                                                               -----------
                                                                                                 4,903,750
                                                                                               -----------
              Utility - Electric-Generation - 1.48%
  1,500,000   Edison Mission Energy 7.50%, 06/15/13                                              1,290,000
                                                                                               -----------
              Utility - Electric-Integrated - 1.15%
  1,000,000   AES Corporation (The) 8.00%, 06/01/20                                              1,005,000
                                                                                               -----------
                 TOTAL NON-CONVERTIBLE BONDS
                  (cost $79,577,052)                                                            80,311,213
                                                                                               -----------
COMMON STOCK - 0.15%
              Other - 0.15%
      1,500   iShares iBoxx $ High Yield Corporate Bond Fund(2)
                  (cost $126,560)                                                                  127,350
                                                                                               -----------
PREFERRED STOCKS - 0.31%
              Financials - Banks - 0.31%
     11,500   ASBC Capital I Trust Preferred 7.625%, 06/15/32,
               Callable, Cumulative                                                                255,300
     35,000   Fannie Mae Fixed-To-Floating Rate
               Non-Cumulative Preferred Stock, Series S(3)(4)                                       11,900
     10,000   Freddie Mac Fixed-to-Floating Rate
               Non-Cumulative Perpetual Preferred Stock, Series Z (4)(5)                             3,400
                                                                                               -----------
                 TOTAL PREFERRED STOCKS
                  (cost $1,193,925)                                                                270,600
                                                                                               -----------
SHORT-TERM INVESTMENTS - 5.53%
              Commercial Paper - 4.42%
    750,000   Prudential Financial, Inc. 0.30%, 07/01/10                                           750,000
    875,000   Volkswagen of America, Inc. 0.25%, 07/01/10                                          875,000
    675,000   Wisconsin Gas Company 0.20%, 07/02/10                                                674,996
    575,000   BMW US Capital, LLC 0.35%, 07/06/10                                                  574,972
    975,000   Stanley Black & Decker Inc. 0.30%, 07/07/10                                          974,952
                                                                                               -----------
                                                                                                 3,849,920
                                                                                               -----------
              Variable Rate Demand Note - 1.11%
    965,241   American Family Financial Services, Inc. 0.10%, 07/01/10(6)                          965,241
                                                                                               -----------
                 TOTAL SHORT-TERM INVESTMENTS
                  (cost $4,815,161)                                                              4,815,161
                                                                                               -----------
                 TOTAL INVESTMENTS
                  (cost $85,712,698) - 98.30%                                                   85,524,324
                                                                                               -----------
               OTHER ASSETS, NET OF LIABILITIES - 1.70%                                          1,480,740
                                                                                               -----------
                  TOTAL NET ASSETS
                   (basis of percentages disclosed above) - 100%                               $87,005,064
                                                                                               -----------
                                                                                               -----------

(1) 5.63% per annum until March 15, 2012 , thereafter 3-month LIBOR plus 0.40%; such rate being reset quarterly.
(2) Closed end mutual fund.
(3) 8.25% per annum until December 31, 2010, thereafter the greater of (i) 7.75% per annum and
    (ii) 3-month LIBOR plus 4.23% per annum; such rate being reset quarterly.
(4) Non-income producing security.
(5) 8.375% per annum until December 31, 2012, thereafter the greater of (i) 7.875% per annum and
    (ii) 3-month LIBOR plus 4.16% per annum; such rate being reset quarterly.
(6) Subject to a demand feature as defined by the Securities and Exchange Commission.

                   The accompanying notes to financial statements are an integral part of this schedule.

Statement of Assets and Liabilities
June 30, 2010 (unaudited)
-------------------------------------------------------------------------------
ASSETS
    Investments in securities at value (cost $85,712,698) .....   $ 85,524,324
    Interest receivable .......................................      1,511,894
    Other .....................................................         40,385
                                                                  ------------
              Total assets ....................................     87,076,603
                                                                  ------------
LIABILITIES
    Due to adviser -
         Management fee .......................................         32,408
         Accounting and administrative fee ....................          4,110
                                                                  ------------
           Total due to adviser ...............................         36,518
                                                                  ------------
    12b-1 and servicing fee ...................................          4,536
    Other payables and accrued expense ........................         30,485
                                                                  ------------
              Total liabilities ...............................         71,539
                                                                  ------------
              Total net assets ................................   $ 87,005,064
                                                                  ------------
                                                                  ------------
NET ASSETS CONSIST OF
    Paid in capital ...........................................   $119,935,215
    Net unrealized depreciation on investments ................       (188,374)
    Accumulated net realized loss on investments ..............    (34,392,106)
    Accumulated undistributed net investment income ...........      1,650,329
                                                                  ------------
              Total net assets ................................   $ 87,005,064
                                                                  ------------
                                                                  ------------

Class I:
Net assets ....................................................    $84,861,353
Shares outstanding ............................................      9,249,015
NET ASSET VALUE PER SHARE ($.05 par value,
 75,000,000 shares authorized),
 offering price and redemption price ..........................          $9.18
                                                                         -----
                                                                         -----
Class N:
Net assets ....................................................     $2,143,711
Shares outstanding ............................................        231,105
NET ASSET VALUE PER SHARE ($.05 par value,
 25,000,000 shares authorized),
 offering price and redemption price ..........................          $9.28
                                                                         -----
                                                                         -----

The accompanying notes to financial statements are an integral part of this statement.

Statement of Operations
For the six months ended June 30, 2010 (unaudited)
-------------------------------------------------------------------------------
INCOME
    Interest ..................................................    $ 3,778,574
    Dividend ..................................................         26,952
    Other .....................................................         48,700
                                                                   -----------
         Total income .........................................      3,854,226
                                                                   -----------
EXPENSES
    Management fee ............................................        203,471
    Registration fees .........................................         29,918
    Transfer agent fees .......................................         27,507
    Accounting and administrative fees ........................         24,383
    Accounting system and pricing service fees ................         17,248
    Audit and tax fees ........................................         13,550
    Directors' fees ...........................................          8,220
    12b-1 fees - Class N ......................................          7,038
    Printing ..................................................          6,947
    Legal fees ................................................          6,182
    Postage and mailing .......................................          5,268
    Insurance .................................................          3,813
    Servicing fees - Class N ..................................          2,815
    Custodian fees ............................................          2,764
    Other operating expenses ..................................          2,033
                                                                   -----------
         Total expenses .......................................        361,157
                                                                   -----------
         Net investment income ................................      3,493,069
                                                                   -----------
NET REALIZED GAIN ON INVESTMENTS ........................            2,410,826
                                                                   -----------
CHANGE IN NET UNREALIZED APPRECIATION/DEPRECIATION
 ON INVESTMENTS ...............................................     (3,424,696)
                                                                   -----------
    Net realized and unrealized loss on investments ...........     (1,013,870)
                                                                   -----------
    Net increase in net assets resulting from operations ......    $ 2,479,199
                                                                   -----------
                                                                   -----------
The accompanying notes to financial statements are an integral part of this statement.

Statements of Changes in Net Assets
For the six months ended June 30, 2010 (unaudited) and the year ended December
31, 2009
-------------------------------------------------------------------------------
                                              Six Months
                                                Ended
                                              06/30/2010          Year Ended
                                             (unaudited)          12/31/2009
                                             -------------       -------------
INCREASE (DECREASE) IN NET ASSETS
 FROM OPERATIONS
    Net investment income ..................  $  3,493,069        $  7,649,673
    Net realized gain (loss)
     on investments ........................     2,410,826          (2,760,766)
    Change in net unrealized
     appreciation/depreciation
     on investments ........................    (3,424,696)         24,577,339
                                              ------------        ------------
         Net increase in net
          assets resulting from operations .     2,479,199          29,466,246
                                              ------------        ------------
DISTRIBUTIONS TO SHAREHOLDERS
    From net investment income - Class I ...    (1,697,432)         (6,272,250)
    From net investment income - Class N ...       (38,484)         (1,376,907)
                                              ------------        ------------
         Total distributions ...............    (1,735,916)         (7,649,157)
                                              ------------        ------------
CAPITAL SHARE TRANSACTIONS
    Proceeds from shares issued - Class I
     (146,053 and 3,032,394
     shares, respectively) .................     1,338,386          23,804,533
    Reinvestment of distributions - Class I
     (153,265 and 606,055
     shares, respectively) .................     1,436,095           5,286,512
    Cost of shares redeemed - Class I
     (792,535 and 2,974,102
     shares, respectively) .................    (7,257,179)        (24,052,462)
    Proceeds from shares issued - Class N
     (704,581 and 3,816,192
     shares, respectively) .................     6,564,241          30,403,790
    Reinvestment of distributions - Class N
     (4,050 and 157,362
     shares, respectively) .................        38,390           1,372,638
    Cost of shares redeemed - Class N
     (2,244,811 and 2,219,120
     shares, respectively) .................   (20,662,225)        (19,097,402)
                                              ------------        ------------
         Change in net assets
          derived from capital share
          transactions .....................   (18,542,292)         17,717,609
                                              ------------        ------------
         Total change in net assets ........   (17,799,009)         39,534,698
                                              ------------        ------------
NET ASSETS
    Beginning of period ....................   104,804,073          65,269,375
                                              ------------        ------------
    End of period (including accumulated
     undistributed net investment income
     of $1,650,329 and $62,763,
     respectively) .........................  $ 87,005,064        $104,804,073
                                              ------------        ------------
                                              ------------        ------------

The accompanying notes to financial statements are an integral part of these statements.

Notes to Financial Statements
June 30, 2010 (unaudited)
------------------------------------------------------------------------------
(1) Summary of Significant Accounting Policies --
    Nicholas High Income Fund, Inc. (the "Fund") is organized as a Maryland corporation and is registered as an open-end, diversified management investment company under the Investment Company Act of 1940, as amended.
    The primary objective of the Fund is high current income consistent with the preservation and conservation of capital values. The following is a summary of the significant accounting policies of the Fund:
    (a)  Equity securities traded on a stock exchange will ordinarily be valued on the basis of the last sale price on the date of valuation on the securities principal exchange, or if in the absence of any sale on that day, the closing bid price.  For securities principally traded on the NASDAQ market, the Fund uses the NASDAQ Official Closing Price.
         Debt securities, excluding short-term investments, are valued at their current evaluated bid price as determined by an independent pricing service, which generates evaluations on the basis of dealer quotes for normal institutional-sized trading units, issuer analysis, bond market activity and various other factors.  Securities for which market quotations may not be readily available are valued at their fair value as determined in good faith by procedures adopted by the Board of
         Directors.  Variable rate demand notes are valued at cost, which approximates market value.  U.S. Treasury Bills and commercial paper are stated at amortized cost, which approximates market value.  The
         Fund did not maintain any positions in derivative instruments or engage in hedging activities during the year.  Investment transactions for financial statement purposes are recorded on trade date.
         In accordance with Accounting Standards Codification ("ASC") 820-10,
         "Fair Value Measurements and Disclosures" ("ASC 820-10"), fair value is defined as the price that the Fund would receive upon selling an investment in a timely transaction to an independent buyer in the principal or most advantageous market of the investment.  ASC 820-10 established a three-tier hierarchy to maximize the use of observable market data and minimize the use of unobservable inputs and to establish classification of fair value measurements for disclosure purposes.  Inputs refer broadly to the assumptions that market participants would use in pricing the asset or liability, including assumptions about risk, for example, the risk inherent in a particular valuation technique used to measure fair value such as a pricing model and/or the risk inherent in the inputs to the valuation technique.
         Inputs may be observable or unobservable.  Observable inputs are inputs that reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the reporting entity.  Unobservable inputs are inputs that reflect the reporting entity's own assumptions about the assumptions market participants would use in pricing the asset or liability based on the best information available in the
         circumstances.  The three-tier hierarchy of inputs is summarized in the three broad levels listed below.
              Level 1 - quoted prices in active markets for identical
              investments
              Level 2 - other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)
              Level 3 - significant unobservable inputs (including the Fund's own assumptions in determining the fair value of investments)
         The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.
         The following is a summary of the inputs used as of June 30, 2010 in valuing the Fund's investments carried at value:
                                                                   Investments
                                                                        in
              Valuation Inputs                                      Securities
              -----------------------------------------------------------------
              Level 1 -
                Common Stocks(1) .................................  $   127,350
                Preferred Stocks(1) ..............................      270,600
              Level 2 -
                Non-Convertible Bonds(1) .........................   80,311,213
                Commercial Paper .................................    3,849,920
                Variable Rate Security ...........................      965,241
              Level 3 -
                None .............................................           --
                                                                    -----------
                                       Total .....................  $85,524,324
                                                                    -----------
                                                                    -----------
              (1) See Schedule of Investments for further detail by industry.
    (b)  Net realized gain (loss) on portfolio securities was computed on the basis of specific identification.
    (c)  Dividend income is recorded on the ex-dividend date, and interest income is recognized on an accrual basis.  Non-cash dividends, if any, are recorded at value on date of distribution.  Generally, discounts and premiums on long-term debt security purchases, if any, are amortized over the expected lives of the respective securities using the effective yield method.
    (d)  Provision has not been made for federal income taxes or excise taxes since the Fund has elected to be taxed as a "regulated investment company" and intends to distribute substantially all net investment income and net realized capital gains on sales of investments to its shareholders and otherwise comply with the provisions of Subchapter M of the Internal Revenue Code applicable to regulated investment companies.
         Investment income, net capital gains (losses) and all expenses incurred by the Fund are allocated based on the relative net assets of each class, except for service fees and certain other fees and expenses related to one class of shares.
         Class N shares are subject to a 0.25% 12b-1 fee and a 0.10% servicing fee, as described in its prospectus. Income, expenses (other than expenses attributable to a specific class), and realized and unrealized gains and losses are allocated daily to each class of shares based upon the relative net asset value of outstanding shares.
    (e)  Dividends and distributions paid to shareholders are recorded on the ex-dividend date.  Distributions from net investment income are generally declared and paid quarterly.  Distributions of net realized capital gain, if any, are declared and paid at least annually.
         The amount of distributions from net investment income and net realized capital gain are determined in accordance with federal income tax regulations, which may differ from U.S. generally accepted accounting principles.  Distributions are determined in accordance with income tax regulations, which may differ from net investment income and realized gains for financial reporting purposes.  Financial reporting records are adjusted for permanent book to tax differences to reflect tax character.  At June 30, 2010, reclassifications were recorded to decrease accumulated undistributed net investment income and decrease accumulated net realized loss on investments by $169,587.
         The tax character of distributions paid during the six months ended
         June 30, 2010 and the year ended December 31, 2009 was as follows:
                                            06/30/2010         12/31/2009
                                            ----------         ----------
              Distributions paid from:
              Ordinary income ............  $1,735,916         $7,649,157
                                            ----------         ----------
                                            ----------         ----------
         For federal tax purposes as of June 30, 2010, investment cost was
         $85,721,233 and net unrealized depreciation was as follows:
              Unrealized appreciation ....................... $  2,388,279
              Unrealized depreciation .......................   (2,585,188)
                                                              ------------
              Net unrealized depreciation ................... $   (196,909)
                                                              ------------
                                                              ------------
         The difference between book-basis and tax-basis unrealized depreciation is attributable primarily to the tax deferral of losses from wash sales.
         As of the fiscal year ended December 31, 2009, the Fund realized post-October losses of approximately $1,000, which for tax purposes, were deferred and recognized in fiscal 2010.
         As of June 30, 2010, the Fund had a tax deferral of wash loss sales of approximately $9,000.
         As of December 31, 2009, the Fund had capital loss carryforwards of approximately $36,867,000, which expire as follows: $23,496,000 in
         2010, $1,487,000 in 2014, $5,050,000 in 2016 and $6,834,000 in 2017.
         To the extent the Fund has future net realized capital gains, distributions of capital gains to shareholders will be offset by any unused capital loss carryforward.
         The Fund had no material uncertain tax positions and has not recorded a liability for unrecognized tax benefits as of June 30, 2010.  Also, the Fund recognized no interest and penalties related to uncertain tax benefits in fiscal 2010.  At June 30, 2010, the fiscal years 2006 through 2009 remain open to examination in the Fund's major tax jurisdictions.
    (f)  The preparation of financial statements in conformity with U.S.
         generally accepted accounting principles requires management to make estimates and assumptions that affect the amounts reported in the financial statements and accompanying notes.  Actual results could differ from estimates.
    (g)  In connection with the preparation of the Fund's financial statements, management evaluated subsequent events after the balance sheet date of
         June 30, 2010.  There have been no significant subsequent events since
         June 30, 2010 that would require adjustment to or additional disclosure in these financial statements.
(2) Related Parties--
    (a)  Investment Adviser and Management Agreement --
         The Fund has an agreement with Nicholas Company, Inc. (with whom certain officers and directors of the Fund are affiliated) (the
         "Adviser") to serve as investment adviser and manager.  Under the terms of the agreement, a monthly fee is paid to the Adviser based on an annualized fee of .50% of the average net asset value up to and including $50 million, .40% of the average net asset value in excess of $50 million and up to and including $100 million and .30% of the average net asset value in excess of $100 million. Also, the Adviser may be paid for accounting and administrative services rendered by its personnel, subject to the following guidelines: (i) up to five basis points, on an annual basis, of the average net asset value of the Fund up to and including $2 billion and up to three basis points, on an annual basis, of the average net asset value of the Fund greater than
         $2 billion, based on the average net asset value of the Fund as determined by valuations made at the close of each business day of each month, and (ii) where the preceding calculation results in an annual payment of less than $50,000, the Adviser, in its discretion, may charge the Fund up to $50,000 for such services.
    (b)  Legal Counsel --
         A director of the Adviser is affiliated with a law firm that provides services to the Fund.  The Fund incurred expenses of $3,932 for the period ended June 30, 2010 for legal services rendered by this law firm.
(3) Investment Transactions --
    For the period ended June 30, 2010, the cost of purchases and the proceeds from sales of investment securities, other than short-term obligations, aggregated $35,452,957 and $52,522,888, respectively.
(4) Concentration of Risk --
    The Fund invests primarily in high yield debt securities.  The market values of these high yield debt securities tend to be more sensitive to economic conditions and individual corporate developments than those of higher rated securities.  In addition, the market for these securities is generally less liquid than for higher rated securities.

Historical Record(1)
(unaudited)
--------------------------------------------------------------------------------------------------
                                     Net Investment    Growth of
                            Net          Income       an Initial
                        Asset Value   Distributions     $10,000
                         Per Share      Per Share    Investment (3)
                        -----------  --------------  --------------
Class I
November 21, 1977 (2) ..  $25.50        $  --            $10,000
December 31, 1987 ......   18.20         2.3300           22,560
December 31, 1988 ......   18.40         1.8550           25,164
December 31, 1989 ......   17.20         1.9150           26,155
December 31, 1990 ......   15.05         1.9850           25,886
December 31, 1991 ......   16.70         1.7300           31,853
December 31, 1992 ......   16.90         1.4775           35,143
December 31, 1993 ......   17.60         1.4450           39,695
December 31, 1994 ......   16.05         1.5050           39,626
December 31, 1995 ......   17.10         1.4750           46,029
December 31, 1996 ......   17.65         1.4800           51,721
December 31, 1997 ......   18.45         1.4515           58,514
December 31, 1998 ......   16.95         1.5775           58,788
December 31, 1999 ......   15.30         1.6560           58,749
December 31, 2000 ......   12.00         1.5300           51,620
December 31, 2001 ......   11.80         1.2150           56,144
December 31, 2002 ......    9.65         0.9925           50,459
December 31, 2003 ......   10.95         0.8450           61,937
December 31, 2004 ......   11.15         0.8200           67,915
December 31, 2005 ......   10.50         0.7895           68,849
December 31, 2006 ......   10.70         0.7455           75,221
December 31, 2007 ......   10.18         0.7502           76,820
December 31, 2008 ......    7.18         0.7140           58,955
December 31, 2009 ......    9.09         0.6581           80,426
June 30, 2010 ..........    9.18         0.1848(a)        82,824
Class N
February 28, 2005 (2) ..  $11.20        $  --            $10,000
December 31, 2005 ......   10.40         0.7320            9,947
December 31, 2006 ......   10.60         0.7140           10,846
December 31, 2007 ......   10.06         0.7119           11,018
December 31, 2008 ......    7.24         0.5238            8,448
December 31, 2009 ......    9.18         0.6323           11,501
June 30, 2010 ..........    9.28         0.1522(a)        11,813
(1) Per share amounts presented for the periods prior to December 31, 2007 in this historical record have been restated or adjusted to reflect a reverse stock split of one share for every five shares outstanding effected on January 29, 2007.
(2) Initial date under Nicholas Company, Inc. management.
(3) Assuming reinvestment of distributions.
(a) Paid on April 29, 2010 to shareholders of record on April 28, 2010.
    The Fund distributed no capital gains for the time periods listed.

Approval of Investment Advisory Contract
(unaudited)
-------------------------------------------------------------------------------
In February 2010, the Board of Directors of the Fund renewed the one-year term of the Investment Advisory Agreement by and between the Fund and the Adviser through February 2011.  In connection with the renewal of the Investment
Advisory Agreement, no changes to the amount or manner of calculation of the management fee or the terms of the agreement were proposed by the Adviser or adopted by the Board.  For the fiscal year ended December 31, 2009, the management fee was 0.46% and the Fund's Class I and Class N total expense ratios (including the management fee) were 0.73% and 1.06%, respectively.  In renewing the Investment Advisory Agreement, the Board carefully considered the following factors on an absolute basis and relative to the Fund's peer group:
(i) the Fund's expense ratio, which was among the lowest in its overall peer group; (ii) the Fund's performance on a short-term and long-term basis; (iii)
the Fund's management fee; and (iv) the range and quality of the services offered by the Adviser.  The peer group fund data included high-yield bond funds with similar asset sizes, credit quality and number of holdings.  In terms of the peer group data used for performance comparisons, the Fund's Class
I was ranked 14th, 15th, 15th and 14th out of 19 funds for the one-, three-, five- and ten-year periods ending December 31, 2009.  The Fund's Class I had the fourth lowest expense ratio among its peer group and ranked 13th in terms of 12-month yield out of the 19 funds.
The Board considered the range of services to be provided by the Adviser to the
Fund under the Advisory Agreement.  The Board discussed the nature, extent, and quality of the services to be provided by the Adviser and concluded that the services provided were consistent with the terms of the advisory agreement and the needs of the Fund, and that the services provided were of a high quality.
The Board considered the investment performance of the Fund and the Adviser.
Among other things, the Board noted its consideration of the Fund's performance relative to peer funds.  The Board reviewed the actual relative short-term and long-term performance of the Fund.  The Board agreed that the Fund demonstrated satisfactory performance relative to its peers.  The Board also discussed the extent to which economies of scale would be realized, and whether such economies were reflected in the Fund's fee levels and concluded that the
Adviser had been instrumental in holding down Fund costs, citing consistently low fees.
The Board considered the cost of services provided by the Adviser.  The Board also considered the profits realized by the Adviser in connection with the management and distribution of the Fund, as expressed by the Adviser's management in general terms.  The Board expressed the opinion that given the
Board's focus on performance and maintaining a low fee structure that the
Adviser's profits were not relevant.
The Board determined that the Adviser had fully and adequately carried out the terms and conditions of its contract with the Fund. The Board expressed satisfaction with the Fund's performance, management's control of expenses and the rate of the management fee for the Fund and the overall level of services provided to the Fund by the Adviser.
Information on Proxy Voting
(unaudited)
-------------------------------------------------------------------------------
A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available, without charge, upon request by calling 800-544-6547 (toll-free) or 414-276-0535.  It also appears in the Fund's Statement of Additional Information, which can be found on the SEC's website, www.sec.gov.  A record of how the Fund voted its proxies for the most recent twelve-month period ended June 30, also is available on the Fund's website, www.nicholasfunds.com, and the SEC's website,
www.sec.gov.

Quarterly Portfolio Schedule
(unaudited)
------------------------------------------------------------------------------
The Fund files its complete schedule of investments with the SEC for the first and third quarters of each fiscal year on Form N-Q.  The Fund's Form N-Q's are available on the SEC's website at www.sec.gov and may be reviewed and copied at the SEC's Public Reference Room in Washington, D.C.  Information on the
operation of the Public Reference Room may be obtained by calling 800-SEC-0330.

Privacy Policy
(unaudited)
-------------------------------------------------------------------------------
      Nicholas High Income Fund, Inc. respects each shareholder's right to privacy.  We are committed to safeguarding the information that you provide us to maintain and execute transactions on your behalf.
      We collect the following non-public personal information about you:
      * Information we receive from you on applications or other forms, whether we receive the form in writing or electronically.  This includes, but is not limited to, your name, address, phone number, tax identification number, date of birth, beneficiary information and investment selection.
      * Information about your transactions with us and account history with
us.  This includes, but is not limited to, your account number, balances and cost basis information.  This also includes transaction requests made through our transfer agent.
      * Other general information that we may obtain about you such as demographic information.
              WE DO NOT SELL ANY NON-PUBLIC PERSONAL INFORMATION
                     ABOUT CURRENT OR FORMER SHAREHOLDERS.

                  INFORMATION SHARED WITH OUR TRANSFER AGENT,
                   A THIRD PARTY COMPANY, ALSO IS NOT SOLD.
      We may share, only as permitted by law, non-public personal information about you with third party companies. Listed below are some examples of third parties to whom we may disclose non-public personal information.  While these examples do not cover every circumstance permitted by law, we hope they help you understand how your information may be shared.
      We may share non-public personal information about you:
      * With companies who work for us to service your accounts or to process transactions that you may request.  This would include, but is not limited to, our transfer agent to process your transactions, mailing houses to send you required reports and correspondence regarding the Fund and its Adviser, the
Nicholas Company, Inc., and our dividend disbursing agent to process fund dividend checks.
      * With a party representing you, with your consent, such as your broker or lawyer.
      * When required by law, such as in response to a subpoena or other legal process.
      The Fund and its Adviser maintain policies and procedures to safeguard your non-public personal information.  Access is restricted to employees who the Adviser determines need the information in order to perform their job duties.  To guard your non-public personal information we maintain physical, electronic, and procedural safeguards that comply with federal standards.
      In the event that you hold shares of the Fund with a financial intermediary, including, but not limited to, a broker-dealer, bank, or trust company, the privacy policy of your financial intermediary would govern how your non-public personal information would be shared with non-affiliated third parties.

Nicholas Funds Services Offered
(unaudited)
-------------------------------------------------------------------------------
*     IRAs
      * Traditional      * SIMPLE
      * Roth             * SEP
*     Coverdell Education Accounts
*     Profit Sharing Plan
*     Automatic Investment Plan
*     Direct Deposit of Dividend and Capital Gain Distributions
*     Systematic Withdrawal Plan with Direct Deposit
*     Monthly Automatic Exchange between Funds
*     Telephone Redemption
*     Telephone Exchange
*     24-hour Automated Account Information (800-544-6547)
*     24-hour Internet Account Access (www.nicholasfunds.com)
Please call a shareholder representative for further information on the above services or with any other questions you may have regarding the Nicholas Funds
(800-544-6547).

                            Directors and Officers

                   DAVID O. NICHOLAS, President and Director

                           ROBERT H. BOCK, Director

                         TIMOTHY P. REILAND, Director

                          JAY H. ROBERTSON, Director

                 ALBERT O. NICHOLAS, Executive Vice President

                  DAVID L. JOHNSON, Executive Vice President

              JEFFREY T. MAY, Senior Vice President, Secretary,
                    Treasurer and Chief Compliance Officer

                  LAWRENCE J. PAVELEC, Senior Vice President

                       CANDACE L. LESAK, Vice President

                              Investment Adviser
                            NICHOLAS COMPANY, INC.
                             Milwaukee, Wisconsin
                             www.nicholasfunds.com
                         414-276-0535 or 800-544-6547

                                Transfer Agent
                        U.S. BANCORP FUND SERVICES, LLC
                             Milwaukee, Wisconsin
                         414-276-0535 or 800-544-6547

                                  Distributor
                           QUASAR DISTRIBUTORS, LLC
                             Milwaukee, Wisconsin

                                   Custodian
                                U.S. BANK N.A.
                             Milwaukee, Wisconsin

                 Independent Registered Public Accounting Firm
                             DELOITTE & TOUCHE LLP
                             Milwaukee, Wisconsin

                                    Counsel
                         MICHAEL BEST & FRIEDRICH LLP
                             Milwaukee, Wisconsin

This report is submitted for the information of shareholders of the Fund.  It is not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus.

Item 2. Code of Ethics.

Applicable only to annual reports.

Item 3. Audit Committee Financial Expert.

Applicable only to annual reports.

Item 4. Principal Accountant Fees and Services.

Applicable only to annual reports.

Item 5. Audit Committee of Listed Registrants.

Not applicable to this filing.

Item 6. Schedule of Investments.

The schedule of investments in securities of unaffiliated issuers is included as part of the report to shareholders filed under Item 1.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Applicable only to annual reports filed by closed-end funds.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Applicable only to annual reports filed by closed-end funds.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Companies and Affiliated Purchasers.

Applicable only to closed-end funds.

Item 10.  Submission of Matters to a Vote of Security Holders.

Not applicable to this filing.

Item 11. Controls and Procedures.

The Fund's principal executive officer and principal financial officer have concluded that the Fund's disclosure controls and procedures are sufficient to ensure that information required to be disclosed by the Fund in this Form N-CSR was recorded, processed, summarized and reported within the time periods specified in the Securities and Exchange Commission's rules and forms, based upon such officers' evaluation of these controls and procedures as of a date within 90 days of the filing date of the report. There were no significant changes or corrective actions with regard to significant deficiencies or material weaknesses in the Fund's internal controls or in other factors that could significantly affect the Fund's internal controls subsequent to the date of their evaluation.

Item 12. Exhibits.

(a)(1) Code of Ethics -- Any code of ethics, or amendments thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy the Item 2 requirements through filing of an exhibit.

Not applicable to this filing.

(a)(2) Certifications of Principal Executive Officer and Principal Financial Officer pursuant to Section 302 of the Sarbannes-Oxley Act of 2002, attached hereto as part of EX-99.CERT.

(a)(3)  Any written solicitation to purchase securities under Rule 23c-1 under the Act sent or given during the period covered by the report by or on behalf of the registrant to 10 or more person.

Applicable only to closed-end funds.

(b) Certifications of Principal Executive Officer and Principal Financial Officer pursuant to Section 906 of the Sarbannes-Oxley Act of 2002, attached hereto as part of EX-99.906CERT.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) Nicholas High Income Fund, Inc.

By: /s/ David O. Nicholas

Name: David O. Nicholas

Title: Principal Executive Officer

Date: 08/30/2010

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By: /s/ David O. Nicholas

Name: David O. Nicholas

Title: Principal Executive Officer

Date: 08/30/2010

By: /s/ Jeffrey T. May

Name: Jeffrey T. May

Title: Principal Financial Officer

Date: 08/30/2010